EXHIBIT 99.1

PRESS RELEASE, DATED DECEMBER 1, 2006, OF ENERSYS REGARDING LECLANCHE TRANSACTION

EnerSys Signs Definitive Agreement to Acquire Lead--Acid Battery Business of Leclanche SA

Reading, Pa., USA, December 1, 2006 -- EnerSys (NYSE:ENS), the world's largest manufacturer, marketer and distributor of industrial batteries, announced today that it has signed a definitive agreement to acquire the lead-acid battery business of Leclanche SA (SWX:LECN), based in Yverdon-les-Bains, Switzerland. The transaction is expected to close in January 2007 and is subject to customary closing conditions.

EnerSys will assume the customers and existing contracts of the Leclanche lead-acid battery business along with certain sales and service employees to maintain the relationships with current customers.

"This acquisition is a continuation of our efforts to meet our strategic goals of acquiring companies with high levels of synergies with EnerSys and expanding our market presence," stated John D. Craig, Chairman, president and CEO of EnerSys.

"This provides a solid platform for EnerSys to increase our presence in the Swiss market" said Ray Kubis, President EnerSys Europe. "We plan to use our extensive manufacturing, technical, sales and distribution global network to build on this platform, and grow in this market with additional investment and employment increases planned in the Zurich area"

Caution Concerning Forward-Looking Statements

This press release (and oral statements made regarding the subjects of this release) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include, but are not limited to, (i) statements regarding EnerSys' plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts, including statements identified by words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," "will" or words of similar meaning; and (ii) statements about the benefits of the investment in the lead-acid battery business of Leclanche, including any impact on financial and operating results and estimates, and any impact on EnerSys' market position that may be realized from the investment.

These forward-looking statements are based upon management's current beliefs or expectations and are inherently subject to significant business, economic, and competitive uncertainties and contingencies many of which are beyond our control. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: (1) our ability to successfully integrate the Leclanche business; (2) the possibility that EnerSys may not realize revenue benefits from the proposed investment within expected time frames; (3) operating costs and business disruption following the proposed investment, including possible adverse effects on relationships with employees, may be greater than expected; and (4) competition may adversely affect the acquired business and result in customer loss. EnerSys does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date such forward-looking statement is made.

For more information, contact Richard Zuidema, executive vice president, EnerSys, P.O. Box 14145, Reading, PA 19612-4145, USA. Tel: 800-538-3627; Website: http://www.enersys.com.

About EnerSys: EnerSys, the world leader in stored energy solutions for industrial applications, manufactures and distributes reserve power and motive power batteries, chargers, power equipment, and battery accessories to customers worldwide. Motive power batteries are utilized in electric forklift trucks and other commercial electric powered vehicles. Reserve power batteries are used in the telecommunication and utility industries, uninterruptible power suppliers, and numerous applications requiring standby power. The company also provides aftermarket and customer support services to its customers from over 100 countries through its sales and manufacturing locations around the world.

More information regarding EnerSys can be found at http://www.enersys.com.